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                                                                     EXHIBIT 4.2

NUMBER                                                                  SHARES
======                                                                  ======


          INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA


                    PEOPLE'S COMMUNITY CAPITAL CORPORATION


THE CORPORATION IS AUTHORIZED TO ISSUE 10,000,000 COMMON SHARES - PA VALUE $.01 EACH.
This Certifies that                                                is the owner of
                    -----------------------------------------------
                                                                   fully paid and
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non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated
      --------------------------------

--------------------------                                      -----------------------
Secretary                                                       President


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entireties
     JT TEN   -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- _________________ Custodian __________________ (Minor)
          under Uniform Gifts to Minors Act ____________________________ (State)

For value received, the undersigned hereby sells, assigns and transfers unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

                    ______________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints ___________________________________________________________ Attorney to
transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________

               In the presence of          _____________________________________


________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.